Hunt Companies Finance Trust

Q3 2018 Earnings Supplemental

November 2018



Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Hunt Companies Finance Trust, Inc. (NYSE: HCFT) ("HCFT" or the "Company") with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "indicator," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled "Risk Factors" in its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017 and the factor described under the section entitled "Risk Factors" in its Quarterly Report on Form 10-Q/A for the fiscal quarter ended June 30, 2018, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission ("SEC") which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.

This presentation includes non-GAAP financial measures within the meaning of Item 10(e) of Regulation S-K, as promulgated by the SEC. While we believe the non-GAAP information included in this presentation release provides supplemental information to assist investors in analyzing our financials and to assist investors in comparing our results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Our GAAP financial results and the reconciliations from these results should be carefully evaluated.

Hunt Companies Finance Trust

Company Overview

Real estate investment trust focused on transitional multi-family and other commercial real estate loans or securitizations

Emphasis on floating-rate investments which should be well suited for a rising interest rate environment

HUNT

HUNT COMPANIES FINANCE TRUST

Externally managed by Hunt Investment Management, part of Hunt Companies Inc., a diverse real estate organization

Strong focus on middle-market multifamily sector

KEY INVESTMENT HIGHLIGHTS

- **Access to Extensive Loan Origination Platform**
- **Experienced Management Team**
- **Strength of Ownership / Sponsorship**
- **Strategy Well Positioned for Rising Interest Rates**
- **Strong Credit and Asset Management Capabilities**

Hunt Companies Finance Trust

Q3 2018 Key Highlights

FINANCIALS

- Comprehensive income of $3.5 million or $0.15 per share for the quarter, up $0.10 per share quarter-over-quarter
- Core earnings attributable to common stockholders of $2.5 million or $0.10 per share, up $0.01 per share quarter-over-quarter
- Adjusted Book Value Per Share[1] of $4.72, up $0.08 quarter-over-quarter

HIGHLIGHTS

- In August, the Company closed Hunt CRE 2018-FL2, Ltd. ("Hunt FL2"), a $285 million commercial real estate Collateralized Loan Obligation ("CLO") securitization transaction
  - In connection with this transaction, the CLO acquired a $225 million portfolio of Hunt-originated floating-rate CRE loans from an affiliate of the Manager with a weighted average loan spread of 4.06%
  - Sold notes provide 77% leverage at a weighted average cost of L + 1.44%
  - Sold notes are non-recourse and provide match term financing
  - Managed structure includes 36-month reinvestment period
- With the closing of Hunt FL2, we have completed the vast majority of the Company's transition to a commercial mortgage focused strategy

INVESTMENT PORTFOLIO OVERVIEW

- As of 9/30/2018, 98% of the investment portfolio consisted of floating-rate CRE loans
  - Our $545 million CRE loan portfolio has a weighted average remaining term of 24 months[2] and a weighted average coupon of L + 4.29%
- The Company's remaining investments consist of $5 million of Agency Multi-family MBS and $4 million of residential MSRs
  - Hunt continues to evaluate opportunities to monetize its remaining legacy Agency Multifamily MBS position and residential MSRs

CAPITALIZATION

- We have reduced the Company's total leverage to 3.5x as of 9/30/18 from 16.9x as of 12/31/2017
- The floating-rate CRE loan portfolio is financed with $510 million of investment grade notes issued through our CLOs
- As of 9/30/2018, the Company had $10 million of unrestricted cash and $94 million of reinvestment capacity in the CLOs

HUNT

Note: (1) See Appendix for definition of Adjusted Book Value Per Share. GAAP book value per share was $4.85 as of September 30, 2018.
(2) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 47 months.

Hunt Companies Finance Trust

Q3 2018 Earnings Summary

Summary Income Statement (thousands)	**Three Months Ended September 30, 2018**	**YTD Through September 30, 2018**
Net interest income	$5,115	$12,802
Total other income (loss)	1,361	(10,899)
Operating expenses	(2,123)	(7,725)
Preferred dividends	(881)	(2,632)
Net income attributable to common stockholders	**$3,473**	**$(8,454)**
Reclassification adjustment for net gain (loss) included in net income[1]	0	12,618
Comprehensive income attributable to common stockholders	**$3,473**	**$4,164**
Weighted average shares outstanding during the period	23,687,273	23,588,688
Net income per share	**$0.15**	**$(0.36)**
Comprehensive income per share	**$0.15**	**$0.18**

GAAP Comprehensive Income to Core Earnings Reconciliation (thousands)	**Three Months Ended September 30, 2018**	**YTD Through September 30, 2018**
Comprehensive income attributable to common stockholders	**$3,473**	**$4,164**
Adjustments:		
Net economic losses (gains) attributable to divested legacy assets[2]	-	(2,784)
Net economic losses (gains) attributable to retained legacy assets[3]	(1,047)	1,856
Recognized compensation expense related to restricted stock	9	18
Adjustment for consolidated securities	40	1,816
Adjustment for one-time charges[4]	-	379
Core earnings[5]	**$2,473**	**$5,449**
Weighted average shares outstanding during the period	23,687,273	23,588,688
Core earnings per share	**$0.10**	**$0.23**
Dividends per share	**$0.06**	**$0.22**

HUNT

Note:
(1) Reclassification adjustments for comprehensive income represent the reversal of previously recorded unrealized gains/losses on divested legacy investments that were held availableforsale.
(2) Net economic losses (gains) includes unrealized gains/losses, realized gains/losses, and adjustments to comprehensive income attributable to divested legacy assets.
(3) Net economic losses (gains) includes unrealized gains/losses and realized gains/losses attributable to retained legacy assets.
(4) Onetime charges relates to expenses incurred in connection with the Hunt transaction.
(5) See Appendix for definition of Core Earnings per the Management Agreement.

Hunt Companies Finance Trust
Q3 2018 Balance Sheet Summary

Balance Sheet (thousands)	Q3 2018
Commercial mortgage loans held-for-investment	$544,587
Multi-family loans held in securitization trusts, at fair value	24,788
Mortgage servicing rights, at fair value	4,209
Cash and cash equivalents	9,912
Restricted cash[1]	77,694
Other assets[2]	19,622
Total assets	**$680,812**
Collateralized loan obligations[3]	$503,487
Multi-family securitized debt obligations	19,463
Other liabilities	5,800
Total liabilities	**$528,750**
Total stockholders' equity	**$152,062**
Total liabilities / Total stockholders' equity	**3.5x**
Adjusted Book Value Per Share[4]	**$4.72**

Note: (1) Restricted cash held by CRE CLO securitization trusts and available for investment in eligible mortgage assets.
(2) Includes $16.2 million of receivables attributable to Hunt CRE 2017FL1 collateral payoffs. Upon receipt of these payoff proceeds, the restricted cash balance will increase, and such funds will be available for reinvestment in eligible mortgage assets.
(3) Outstanding notional amount of bonds issued from both CLOs is $510 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balances, net of any unamortized discounts.
(4) See Appendix for definition of Adjusted Book Value Per Share. Net book value based on GAAP common stockholders' equity was $4.85 per share as of September 30, 2018.

HUNT

Hunt Companies Finance Trust

Operating Performance Trending

Comprehensive Income & Core Earnings Per Share of Common Stock



Transition Period
$0.11
-$0.13
$0.10
-$0.06
$0.04
-$0.02
$0.05
$0.09
$0.15
$0.10
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Comprehensive Income/Share
Core Earnings/Share

Adjusted Book Value Per Share[1]



Transition Period
$4.98
$4.77
$4.65
$4.64
$4.72
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

HUNT

Note: (1) See Appendix for definition of Adjusted Book Value Per Share. Net book value based on GAAP common stockholders' equity was $4.85 per share as of September 30, 2018.

Hunt Companies Finance Trust

Q3 2018 Summary of Investment Portfolio

Investment Type



Agency Multifamily MBS 1%
Residential MSRs 1%
$554.1 million
First Mortgages 98%

Interest Rate Type



Fixed 1%
$554.1 million
Floating 99%

Investment Portfolio as of September 30, 2018 (thousands)	UPB / Notional	Net Carrying Value	Weighted Average Coupon	Weighted Average Remaining Term (months)	Weighted Average LTV at Loan Origination	Weighted Average Stabilized LTV at Loan Origination
First Mortgages	$544,587	$544,587	L + 4.29%	**24**[1]	74.76%	67.99%
Agency Multifamily MBS[2]	$8,179	$5,325	L + 2.25%	**9**		
Residential MSRs	$415,565	$4,209	0.25%	**299**[3]		
Total	**$968,331**	**$554,121**				

HUNT

Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 47 months.
(2) Agency Multifamily MBS shown above on a nonGAAP net equity basis. For GAAP purposes, as of 9/30/2018, the Company determined that it was the primary beneficiary of the VIEs underlying the trusts and met the criteria for consolidation, and therefore consolidated the entire activity of the securitization trust.
(3) The weighted average remaining term of the residential MSR portfolio is based on the maturity dates of the underlying residential loan pool and excludes the impact of potential borrower prepayments. We anticipate that the weighted average remaining life of the portfolio to be less than 299 months.

Hunt Companies Finance Trust
Q3 2018 CRE Loan Portfolio Activity

- The CRE loan portfolio increased by $217.7 million in Q3
  - The Company acquired $321.8 million of loans and participations from an affiliate of the Manager including $225.3 million related to Hunt FL2
  - The portfolio experienced $104.1 million of payoffs

Net Funding Activity(1)


$326.9
$321.8
$(104.1)
$544.6
67% QoQ
Net Growth
Q2 2018
Portfolio
Fundings /
Acquisitions
Pay-offs
Q3 2018
Portfolio

Q3 2018 Loan Acquisitions(1)


Retail, $8.2, 3%
Self-Storage, $5.5, 2%
Student Housing,
$17.1, 5%
Mixed-Use, $4.3, 1%
Office, $32.6,
10%
$321.8 million
Multifamily,
$253.9, 79%

HUNT

Note: (1) $ In millions.

Hunt Companies Finance Trust

Q3 2018 CRE Loan Portfolio Snapshot

- As of 9/30/2018, the Company owned a portfolio of floating-rate CRE loans with an aggregate UPB of $544.6 million.
- As of 9/30/2018, all loans were current

Geographic Concentration(1)


Other States, $201.8, 37%
TX, $159.4, 29%
$544.6 million
IL, $73.6, 14%
CA, $22.2, 4%
MD, $28.5, 5%
AZ, $59.1, 11%

Property Type(1)


Office, $37.2, 7%
Student Housing, $17.1, 3%
Mixed Use, $16.6, 3%
Self-Storage, $5.5, 1%
Retail, $30.4, 6%
$544.6 million
Multi-Family, $437.8, 80%

HUNT

Note: (1) $ In millions.

Hunt Companies Finance Trust

Capitalization[1] as of September 30, 2018



$700M
$600M
$500M
$400M
$300M
$200M
$100M
$00M
Non-Recourse: Hunt CRE 2018-FL2 Financing
Non-Recourse: Hunt CRE 2017-FL1 Financing
Preferred Equity(3)
Common Equity

Item	Amount[2]	Current Weighted Avg. Cost
Non-Recourse: Hunt CRE 2018-FL2 Financing	$215,472	L + 1.44%
Non-Recourse: Hunt CRE 2017-FL1 Financing	$288,015	L + 1.38%
Preferred Equity	$37,157	8.75%[4]
Common Equity	$114,905	
HCFT Capitalization[1]	**$655,549**	

HUNT

Note: (1) HCFT capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see slide 20 in the appendix for reconciliation to GAAP.
(2) In thousands.
(3) Preferred equity shown on a GAAP basis; represents $40M of value based on liquidation preference of our 8.75% cumulative redeemable preferred stock.
(4) Preferred equity coupon steps up from 8.75% fixed to 3-month Libor + 7.15% in December of 2018.

Hunt Companies Finance Trust

Highlights of Hunt CRE 2018-FL2 Transaction

1 Attractive financing cost and effective advance rate

- Weighted average cost of offered notes is L+1.44%. Sold notes provide 77% leverage to the Hunt FL2 asset portfolio

2 Stable, long term source of non-recourse debt capital

- Offered notes are non-recourse to the Company and provide match-term financing against Hunt FL2's commercial real estate assets

3 Managed structure allows for reinvestment of repayments

- 36-month reinvestment period through August 2021
- As of 9/30/2018, Hunt FL2 had investment capacity of $36 million



CRE Loans & Cash $285M
Class A (AAA) $145M
Class AS (AAA) $14M
Class B (AA) $18M
Class C (A) $17M
Class D (BBB) $25M
Retained Notes / Preferred $66M
$219M Notes offered & sold
Weighted average coupon of L+1.44%
77% advance rate
CLO ASSETS
CLO LIABILITIES

HUNT

Hunt Companies Finance Trust

Q3 2018 Legacy Asset Portfolio Snapshot

The Company continues to evaluate opportunities to monetize its remaining legacy assets in transactions that are accretive to book value.

Remaining Legacy Assets as of 9/30/2018 (thousands)	Notional / Portfolio UPB	Net Carrying Value as of 9/30/2018	Stated Pay Rate
Agency Multifamily MBS[1]	$8,179	$5,325	L + 2.25%
Residential MSRs	$415,565	$4,209	0.25%
Total	**$423,744**	**$9,534**	

HUNT

Note: (1) Agency Multifamily MBS shown above on a non-GAAP net equity basis. For GAAP purposes, as of 9/30/2018, the Company determined that it was the primary beneficiary of the VIEs underlying the trusts and met the criteria for consolidation, and therefore consolidated the entire activity of the securitization trust.

Hunt Companies Finance Trust

Interest Rate Sensitivity as of September 30, 2018

The Company's net floating-rate exposure is expected to benefit stockholders in a rising rate environment. We expect to continue to increase our net floating-rate exposure and reallocate capital into new investment opportunities in the commercial real estate mortgage space.

Floating-Rate Exposure


Millions
Floating Rate Assets(1) $553
Floating Rate Liabilities(2) -$510
Net Exposure $43

Net Interest Income Sensitivity to Shifts in One-Month LIBOR


Thousands
$106
$213
$319
$426
+0 bps
+25 bps
+50 bps
+75 bps
+100 bps
Change in LIBOR

HUNT

Note: (1) Comprised of the Company's portfolio of floating-rate CRE loans and one remaining legacy Agency Multifamily MBS position.
(2) Comprised of outstanding securitization notes in the CRE CLOs.

APPENDIX

HUNT



Hunt Companies Finance Trust
9/30/2018 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Balance as of 9/30/2018	Loan Spread[1]	Initial Term (months)	As-Is LTV at Origination[2]
1	Loan 1	8/8/2018	8/6/2021	Multifamily	Dallas	TX	$31,678,000	3.65%	36	81.23%
2	Loan 2	11/15/2017	12/4/2020	Multifamily	Phoenix	AZ	$30,505,000	3.75%	36	75.51%
3	Loan 3	7/9/2018	8/6/2021	Multifamily	Pikesville	MD	$28,476,000	3.25%	36	77.59%
4	Loan 4	8/16/2017	9/6/2019	Multifamily	League City	TX	$24,000,000	4.45%	24	76.43%
5	Loan 5	6/30/2017	7/5/2019	Multifamily	Various	TX	$23,145,934	5.50%	18	76.00%
6	Loan 6	12/6/2018	12/6/2019	Multifamily	Tucson	AZ	$19,110,000	4.50%	36	80.97%
7	Loan 7	9/6/2017	3/6/2019	Multifamily	Seattle	WA	$15,250,000	4.50%	18	54.14%
8	Loan 8	10/13/2017	11/6/2020	Multifamily	Hattiesburg	MS	$14,715,000	4.75%	36	81.52%
9	Loan 9	5/9/2017	6/6/2020	Retail	Austin	TX	$15,050,568	7.25%	36	71.75%
10	Loan 10	9/29/2017	10/6/2020	Multifamily	Austell	GA	$11,720,232	4.15%	36	80.41%
11	Loan 11	11/4/2016	11/6/2019	Multifamily	Greensboro	NC	$10,250,000	5.25%	36	88.74%
12	Loan 12	1/15/2016	2/6/2019	Mixed Use	Akron	OH	$12,226,810	5.25%	36	56.74%
13	Loan 13	1/9/2018	2/6/2020	Multifamily	North Highlands	CA	$9,295,085	3.95%	24	79.03%
14	Loan 14	12/27/2018	1/6/2020	Multifamily	Philadelphia	PA	$7,600,000	4.10%	24	79.75%
15	Loan 15	4/19/2017	5/6/2020	Retail	Austin	TX	$8,824,764	5.15%	36	32.19%
16	Loan 16	10/11/2017	11/6/2020	Multifamily	New Orleans	LA	$6,370,000	4.05%	36	75.50%
17	Loan 17	10/25/2017	11/6/2020	Multifamily	Tulsa	OK	$6,360,000	4.50%	36	76.63%
18	Loan 18	11/5/2015	11/5/2018	Multifamily	Pascagoula	MS	$6,035,000	4.50%	36	72.89%
19	Loan 19	6/16/2017	7/6/2019	Multifamily	Dallas	TX	$5,653,628	4.75%	24	79.28%
20	Loan 20	6/12/2017	7/6/2019	Multifamily	Winston-Salem	NC	$4,675,000	5.95%	24	83.48%

Continued on the following page

HUNT

Note: (1) All loan spreads are indexed to onemonth LIBOR.
(2) LTV as of such date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

Hunt Companies Finance Trust

9/30/2018 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Balance as of 9/30/2018	Loan Spread[1]	Initial Term (months)	As-Is LTV at Origination[2]
21	Loan 21	11/30/2016	12/6/2018	Office	Stafford	TX	$4,618,553	5.50%	24	56.41%
22	Loan 22	1/30/2017	2/6/2019	Multifamily	Tyler	TX	$3,743,000	5.50%	18	66.84%
23	Loan 23	6/5/2018	6/4/2021	Multifamily	Palatine	IL	$31,690,000	4.30%	36	70.90%
24	Loan 24	5/18/2018	6/4/2021	Multifamily	Woodridge	IL	$24,521,093	3.75%	36	77.80%
25	Loan 25	11/29/2017	12/6/2019	Multifamily	Richmond	TX	$22,500,000	3.90%	24	73.50%
26	Loan 26	5/31/2018	6/6/2021	Multifamily	Omaha	NE	$19,430,000	3.70%	36	77.30%
27	Loan 27	6/28/2018	7/6/2021	Multifamily	Greenville	SC	$14,800,000	3.90%	36	76.30%
28	Loan 28	3/26/2018	4/6/2020	Office	Rochelle Park	NJ	$13,600,000	3.95%	24	76.80%
29	Loan 29	2/1/2018	2/6/2020	Multifamily	Fresno	CA	$12,920,000	3.90%	24	82.30%
30	Loan 30	7/23/2018	8/6/2021	Office	Chicago	IL	$12,075,000	3.75%	36	72.70%
31	Loan 31	5/24/2018	6/6/2021	Multifamily	Austin	TX	$11,070,000	3.55%	36	80.20%
32	Loan 32	5/25/2018	6/6/2021	Multifamily	Phoenix	AZ	$9,440,000	3.90%	36	69.40%
33	Loan 33	3/12/2018	4/6/2020	Student Housing	Waco	TX	$9,112,000	4.75%	24	72.90%
34	Loan 34	2/15/2018	3/6/2021	Multifamily	Sandy Springs	GA	$8,262,000	4.25%	36	80.20%
35	Loan 35	2/23/2018	3/6/2021	Multifamily	Little Rock	AR	$8,070,000	4.25%	36	86.80%
36	Loan 36	8/30/2018	9/6/2021	Student Housing	Blacksburg	VA	$8,000,000	3.85%	36	72.73%
37	Loan 37	8/7/2018	9/6/2021	Multifamily	Birmingham	AL	$7,645,000	3.50%	36	78.01%
38	Loan 38	4/4/2018	4/6/2021	Office	Little Rock	AR	$6,874,000	4.85%	36	72.40%
39	Loan 39	8/2/2018	8/6/2021	Retail	Goldsboro	NC	$6,500,000	4.00%	36	56.52%
40	Loan 40	11/9/2017	12/6/2020	Self-Storage	Las Vegas	NV	$5,547,000	4.25%	36	76.00%
41	Loan 41	6/22/2018	7/6/2021	Multifamily	Chicago	IL	$5,322,870	4.10%	36	80.50%
42	Loan 42	6/29/2018	7/6/2020	Mixed-Use	Washington	DC	$4,325,000	4.65%	24	73.30%
43	Loan 43	4/30/2018	5/6/2021	Multifamily	Wichita	KS	$3,580,000	4.95%	36	69.00%
	Total/Average						**$544,586,537**	**4.29%**	**32**	**74.76%**

HUNT

Note: (1) All loan spreads are indexed to one-month LIBOR.
(2) LTV as of such date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

Hunt Companies Finance Trust

Consolidated Balance Sheets

	9/30/2018[1] (unaudited)	12/31/2017[1]
ASSETS		
Cash and cash equivalents	$ 9,912,051	$ 34,347,339
Restricted cash	$ 77,694,265	$ 11,275,263
Available-for-sale securities, at fair value (includes pledged securities of $0 for September 30, 2018 and $1,295,225,428 for December 31, 2017, respectively)	$ —	$ 1,290,825,648
Commercial mortgage loans held-for-investment, at amortized cost	544,586,537	—
Multi-family loans held in securitization trusts, at fair value[1]	24,787,988	1,130,874,274
Residential loans held in securitization trusts, at fair value[1]	—	119,756,455
Mortgage servicing rights, at fair value	4,209,124	2,963,861
Deferred offering costs	122,233	179,382
Accrued interest receivable	2,542,868	8,852,036
Investment related receivable	16,242,900	7,461,128
Derivative assets, at fair value	—	5,349,613
Other assets	713,762	656,117
Total assets	$ 680,811,728	$ 2,612,541,116
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES:		
Repurchase agreements:		
Available-for-sale securities	$ —	$ 1,234,522,000
Collateralized loan obligation (net of discount of $2,716,862 and deferred financing costs of $3,977,017 for September 30, 2018)	503,487,121	—
Multi-family securitized debt obligations[1]	19,462,838	1,109,204,743
Residential securitized debt obligations[1]	—	114,418,318
Accrued interest payable	854,060	6,194,464
Dividends payable	1,450,609	39,132
Deferred income	397,203	222,518
Due to broker	—	1,123,463
Fees and expenses payable to Manager	3,001,338	752,000
Other accounts payable and accrued expenses	96,293	273,201
Total liabilities	528,749,462	2,466,749,839
COMMITMENTS AND CONTINGENCIES (NOTES 15 & 16)		
STOCKHOLDERS' EQUITY:		
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 and 1,610,000 issued and outstanding at September 30, 2018 and December 31, 2017, respectively	37,156,972	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 23,687,664 and 22,143,758 shares issued and outstanding, at September 30, 2018 and December 31, 2017, respectively	236,787	221,393
Additional paid-in capital	231,296,687	224,048,169
Accumulated other comprehensive income (loss)	—	(12,617,794)
Cumulative distributions to stockholders	(112,438,915)	(104,650,235)
Accumulated earnings (deficit)	(4,189,265)	1,632,772
Total stockholders' equity	152,062,266	145,791,277
Total liabilities and stockholders' equity	$ 680,811,728	$ 2,612,541,116

(1) Our consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs") as the Company is the primary beneficiary of these VIEs. As of September 30, 2018 and December 31, 2017, assets of consolidated VIEs totaled $24,898,204 and $1,255,404,335 respectively, and the liabilities of consolidated VIEs totaled $19,566,273 and $1,228,295,517 respectively

HUNT

Hunt Companies Finance Trust

Consolidated Statements of Income

	Three Months Ended September 30, 2018 (unaudited)	Three Months Ended September 30, 2017 (unaudited)	Nine Months Ended September 30, 2018 (unaudited)	Nine Months Ended September 30, 2017 (unaudited)
Revenues:				
Interest income:				
Available-for-sale securities	$ —	$ 7,827,281	$ 10,748,966	$ 21,308,582
Residential mortgage loans held-for-sale	—	12,082	—	69,416
Commercial mortgage loans held-for-investment	9,365,400	—	15,259,400	—
Multi-family loans held in securitization trusts	336,824	13,473,913	20,540,942	40,992,241
Residential loans held in securitization trusts	—	1,249,966	2,102,352	3,903,924
Cash and cash equivalents	17,024	63,264	134,002	138,745
Interest expense:				
Repurchase agreements - available-for-sale securities	—	(4,118,639)	(7,637,242)	(9,087,956)
Collateralized loan obligations	(4,366,632)	—	(7,255,799)	—
Multi-family securitized debt obligations	(237,980)	(12,766,808)	(19,404,532)	(38,866,888)
Residential securitized debt obligations	—	(995,293)	(1,685,971)	(3,100,616)
Net interest income	5,114,636	4,745,766	12,802,118	15,357,448
Other income:				
Realized gain (loss) on sale of investments, net	(13,617)	(5,148,445)	(33,358,905)	(14,616,997)
Change in unrealized gain (loss) on fair value option securities	—	—	—	9,448,270
Realized gain (loss) on derivative contracts, net	—	(1,636,725)	25,984,870	2,049,400
Change in unrealized gain (loss) on derivative contracts, net	—	307,263	(5,349,613)	(8,583,100)
Realized gain (loss) on mortgage loans held-for-sale	—	(221,197)	—	(221,620)
Change in unrealized gain (loss) on mortgage loans held-for-sale	—	28,794	—	17,727
Change in unrealized gain (loss) on mortgage servicing rights	103,512	(102,945)	1,245,264	(457,720)
Change in unrealized gain (loss) on multi-family loans held in securitization trusts	957,549	694,730	(5,861,373)	2,797,566
Change in unrealized gain (loss) on residential loans held in securitization trusts	—	(155,252)	5,650,199	(773,674)
Other interest expense	—	—	—	(152,322)
Servicing income	285,745	276,211	702,127	721,468
Other income	27,942	8,369	88,434	33,275
Total other income (loss)	1,361,131	(5,949,197)	(10,898,997)	(9,737,727)
Expenses:				
Management fee	586,926	573,412	1,767,252	1,670,804
General and administrative expenses	796,600	1,288,978	3,148,945	4,120,807
Operating expenses reimbursable to Manager	548,132	915,452	1,865,057	3,086,304
Other operating expenses	136,400	225,502	742,059	770,189
Compensation expense	54,683	49,562	201,845	155,384
Total expenses	2,122,741	3,052,906	7,725,158	9,803,488
Net income (loss)	4,353,026	(4,256,337)	(5,822,037)	(4,183,767)
Dividends to preferred stockholders	(880,509)	(880,509)	(2,631,744)	(2,631,744)
Net income (loss) attributable to common stockholders	$ 3,472,517	$ (5,136,846)	$ (8,453,781)	$ (6,815,511)

HUNT

Hunt Companies Finance Trust
Reconciliation of GAAP to Core Earnings

Reconciliation of GAAP to Core Earnings

GAAP to Core Earnings Reconciliation	**Three Months Ended September 30, 2018**	**Three Months Ended June 30, 2018**
Reconciliation of GAAP to non-GAAP Information		
Net Income (loss) attributable to common shareholders	$ 3,472,517	$ (22,360,401)
Adjustments for non-core earnings		
Realized (Gain) Loss on sale of investments, net	$ 13,617	$ 30,497,281
Realized (Gain) Loss on derivative contracts, net	$ --	$ (23,192,076)
Unrealized (Gain) Loss on derivative contracts, net	$ -	$ 18,132,701
Unrealized (Gain) Loss on mortgage servicing rights	$ (103,512)	$ (1,084,063)
Unrealized (Gain) Loss on multi-family loans held in securitization trusts	$ (957,549)	$ 5,463,148
Unrealized (Gain) Loss on residential loans held in securitization trusts	$ -	$ (5,905,602)
Subtotal	$ (1,047,444)	$ 23,911,389
Other Adjustments		
Recognized compensation expense related to restricted common stock	$ 8,733	$ 4,857
Adjustment for consolidated securities/securitization costs	$ 39,551	$ 493,498
Adjustment for one-time charges	$ -	$ -
Core Earnings	$ 2,473,357	$ 2,049,343
Weighted average shares outstanding	23,687,273	23,683,164
Core Earnings per weighted average shares outstanding	$ 0.10	$ 0.09

HUNT

Hunt Companies Finance Trust

Detailed Walk of Capitalization

(in 000's)	**9/30/2018**
Total liabilities and stockholders' equity	680,812
Adjustments for Capitalization	
Multi-family securitized debt obligations	(19,463)
Accrued interest payable	(854)
Dividends payable	(1,451)
Deferred income	(397)
Fees and expenses payable to Manager	(3,001)
Other accounts payable and accrued expenses	(96)
HCFT Capitalization	**655,549**

HUNT

Hunt Companies Finance Trust

GAAP Book Value and Adjusted Book Value

	GAAP Book Value	Adjusted Book Value
Total stockholders' equity	$152,062,266	$152,062,266
Preferred equity	37,156,972	40,250,000[1]
Common equity	114,905,294	111,812,266
Shares outstanding	23,687,664	23,687,664
Book value per share	**$4.85**	**$4.72**

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Note: (1) Reflects 1,610,000 issued and outstanding 8.75% series A cumulative redeemable preferred stock at $25 liquidation preference.

Hunt Companies Finance Trust

Key Definitions

"Adjusted Book Value Per Share" means a non-GAAP metric of common stockholders' equity per share calculated as: a) total stockholders' equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period.

"Core Earnings" means the net income (loss) attributable to the holders of Common Shares or, without duplication, owners of the Company's Subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) incentive compensation payable to the Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions Hunt Investment Management, LLC and the Company's board of directors and approval by a majority of the Company's independent directors.

"Stockholder's Equity" means: (a) the sum of the net proceeds from any issuances of the Company's equity securities (excluding preferred securities solely for purposes of Incentive Compensation but including preferred securities for all other purposes of this Agreement) since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance; plus (b) the Company's retained earnings at the end of such fiscal quarter (without taking into account any non-cash equity compensation expense or other non-cash items described below incurred in current or prior periods); less (c) any amount that the Company pays for repurchases of its Common Shares; and (d) excluding (i) any unrealized gains, losses or other non-cash items that have impacted the Company's Stockholders' Equity as reported in the Company's financial statements prepared in accordance with GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (ii) adjustments relating to one-time events pursuant to changes in GAAP and certain other noncash charges after discussions between the Hunt Investment Management, LLC and the Company's board of directors and approval by a majority of the Company's independent directors.

HUNT

HUNT COMPANIES FINANCE TRUST